                                                                      EXHIBIT 21

                             TENNECO AUTOMOTIVE INC.
                           SUBSIDIARIES AND AFFILIATES



TENNECO AUTOMOTIVE INC. (DELAWARE)
     Tenneco Automotive Inc. (Nevada)..................................................................100   %
     Tenneco Automotive Operating Company Inc..........................................................100   %
         Beijing Monroe Automobile Shock Absorber Company Ltd. (Peoples
              Republic of China)........................................................................51
              (Tenneco Automotive Operating Company Inc. owns 51% and Beijing
               Automotive Industry Corporation, an unaffiliated company, owns 49%)
         Dalian Walker-Gillet Muffler Co. Ltd. (Peoples Republic of China)..............................55
              (Tenneco Automotive Operating Company Inc. owns 55% and
                non-affiliates own 45%)
         McPherson Strut Company Inc. (Delaware).......................................................100
         Precision Modular Assembly Corp. (Delaware)...................................................100
         Shanghai Walker Exhaust Company, Ltd. (Peoples Republic of China)..............................55
                (Tenneco Automotive Operating Company Inc. owns 55% and Shanghai
                Tractor and Internal Combustion Engine Company, Ltd., an
                unaffiliated company, owns 45%)
         Tenneco Asheville Inc. (Delaware).............................................................100
         Tenneco Asia Inc. (Delaware)..................................................................100
         Tenneco Automotive Foreign Sales Corporation Limited (Jamaica)................................100
         Tenneco Automotive Japan Ltd. (Japan).........................................................100
         Tenneco Automotive Nederlands B.V. (Netherlands)..............................................100
         Tenneco Automotive RSA Company (Delaware).....................................................100
         Tenneco Automotive Trading Company (Delaware).................................................100
         Tenneco Automotive (Thailand) Co. Ltd. (Thailand) ............................................100
              Walker Exhaust (Thailand) Co. Ltd. (Thailand) ...........................................100
         Tenneco Brake, Inc. (Delaware)................................................................100
         Tenneco Europe Limited (Delaware).............................................................100
              Wimetal S. A. (France)...................................................................less than 1
                  (Tenneco Europe Limited owns 1 share; Walker Limited owns 1 share;
                   Walker France S.A. owns 99% and 7 affiliated persons own 1 share each)
         Tenneco International Finance Limited (United Kingdom)........................................100
         Tenneco International Holding Corp. (Delaware)................................................100
              Monroe Australia Pty. Limited (Australia)................................................100
                  Monroe Springs (Australia) Pty. Ltd. (Australia).....................................100
                  Monroe Superannuation Pty. Ltd. (Australia)..........................................100
                  Walker Australia Pty. Limited (Australia)............................................100
              Tenneco Automotive Europe N.V. (Belgium).................................................100
                  Monroe Amortisor Imalat Ve Ticaret A.S. (Turkey)......................................99.85
                      (Tenneco Automotive Europe N.V. owns 99.85%  and various
                       unaffiliated individual stockholders own 0.15%)
                  Monroe Packaging N.V. (Belgium).......................................................99.9
                      (Tenneco Automotive Europe N.V. owns 99.9% and Tenneco
                       Automotive France S.A. owns 0.1%)
                  Tenneco Automotive Europe Coordination Center B.V.B.A. (Belgium)......................99.9
                      (Tenneco Automotive Europe N.V. owns 99.9% and Tenneco
                       Automotive France S.A. owns 0.1%)


                             TENNECO AUTOMOTIVE INC.
                           SUBSIDIARIES AND AFFILIATES


SUBSIDIARIES OF TENNECO AUTOMOTIVE INC. (DELAWARE)
     SUBSIDIARIES OF TENNECO AUTOMOTIVE OPERATING COMPANY INC. (DELAWARE)
         SUBSIDIARIES OF TENNECO INTERNATIONAL HOLDING CORP. (DELAWARE)
              Tenneco Automotive Italia S.r.l. (Italy)..................................................85   %
                  (Tenneco International Holding Corp. owns 85% and Tenneco
                   Automotive France, S.A. owns 15%)
              Tenneco Automotive Polska Sp. z.O.O. (Poland)..............................................1
                  (Tenneco International Holding Corp. owns 1% and Tenneco Global Holdings
                   Inc. owns 99%)
              Tenneco Romania Srl (Romania)..............................................................0.14
                  (Tenneco International Holding Corp. owns 0.14% and Tenneco Global
                   Holdings Inc. owns 99.86%)
              Tenneco Automotive Services SAS (France).................................................100
              Tenneco Automotive Sverige A.B. (Sweden).................................................100
              Tenneco Canada Inc. (Ontario)............................................................100
              Tenneco Global Holdings Inc. (Delaware)..................................................100
                  Fric-Rot S.A.I.C. (Argentina).........................................................55
                      (Tenneco Global Holdings Inc. owns 55%; Maco Inversiones S.A.
                       owns 44.85% and unaffiliated parties own .15%)
                  Maco Inversiones S.A. (Argentina)....................................................100
                      Fric-Rot S.A.I.C. (Argentina).....................................................44.85
                           (Maco Inversiones S.A. owns 44.85%; Tenneco Global Holdings
                            Inc. owns 55% and unaffiliated parties own .15%)
                  Monroe Springs (New Zealand) Pty. Ltd. (New Zealand).................................100
                  Monroe Czechia s.r.o. (Czech Republic)...............................................100
                  Tenneco Automotive Iberica, S.A. (Spain).............................................100
                  Tenneco Automotive Polska Sp. z.O.O. (Poland).........................................99
                      (Tenneco Global Holdings Inc. owns 99% and Tenneco International
                       Holding Corp. owns 1%)
                  Tenneco Romania Srl (Romania).........................................................99.86
                      (Tenneco Global Holdings Inc. owns 99.86% and Tenneco International
                       Holding Corp. owns 0.14%)
                  Tenneco Mauritius Limited (Mauritius)................................................100
                  Hydraulics Limited (India)............................................................51
                      (Tenneco Mauritius Limited owns 51% and Bangalore Union
                      Services Limited, an unaffiliated company, owns 49%)
                      Renowned Automotive Products Manufacturers Ltd. (India)...........................99
                      (Hydraulics Limited owns 99+% and non-affiliates own less than 1%)
                  Tenneco Mauritius Holdings Limited...................................................100   %
                  Tenneco Automotive India Private Limited (India).....................................100
                           Walker Exhaust India Private Limited (India).................................90
                               (Tenneco Automotive India Private Limited owns less than
                                90% and an unaffiliated party owns 10%)
              Tenneco Holdings Danmark A/S (Denmark)...................................................100
                  Gillet Exhaust Technologie (Proprietary) Limited (South Africa)......................100
                  Gillet Lazne Belohrad, s.r.o. (Czech Republic).....................................  100

                             TENNECO AUTOMOTIVE INC.
                           SUBSIDIARIES AND AFFILIATES

SUBSIDIARIES OF TENNECO AUTOMOTIVE INC. (DELAWARE)
     SUBSIDIARIES OF TENNECO AUTOMOTIVE OPERATING COMPANY INC. (DELAWARE)
         SUBSIDIARIES OF TENNECO INTERNATIONAL HOLDING CORP. (DELAWARE)
              SUBSIDIARIES OF TENNECO HOLDINGS DANMARK A/S (DENMARK)
                  Kinetic Pty. Ltd. (Australia).........................................................100  %
                  Tenneco Automotive Holdings South Africa Pty. Ltd. (South Africa).....................74.9
                      (Tenneco Holdings Danmark A/S owns 74.9% and Metair Investments Ltd., an unaffiliated entity, owns 25.1%)
                      Armstrong Hydraulics South Africa (Pty.) Ltd. (South Africa).....................100
                      Armstrong Properties (Pty.) Ltd. (South Africa)..................................100
                      Monroe Manufacturing (Pty.) Ltd. (South Africa)..................................100
                      Smiths Industrial (SWA) (Pty.) Ltd. (South Africa)...............................100
                  Tenneco Automotive Port Elizabeth (Proprietary) Limited
                      (South Africa)...................................................................100
                  Tenneco Automotive Portugal - Componentes para Automovel, S.A.
                      (Portugal).......................................................................100
                  Walker Danmark A/S (Denmark).........................................................100
                  Tenneco Automotive Eastern Europe S.p. z.O.O. (Poland)...............................100
              Tenneco Automotive France S.A. (France)..................................................100
                  (Tenneco International Holding Corp. owns 470,371 shares; Walker
                  Europe, Inc owns 1 share and 8 affiliated persons own an aggregate of 28 shares)
                  Gillet Tubes Technologies G.T.T. (France)............................................100
                  Monroe Packaging N.V. (Belgium)........................................................0.1
                      (Tenneco Automotive Europe N.V. owns 99.9% and Tenneco
                       Automotive France S.A. owns 0.1%)
                  Tenneco Automotive Europe Coordination Center B.V.B.A. (Belgium).......................0.1
                      (Tenneco Automotive Europe N.V. owns 99.9% and Tenneco
                       Automotive France S.A. owns 0.1%)
                  Tenneco Automotive Italia S.r.l. (Italy)..............................................15
                      (Tenneco International Holding Corp. owns 85%; and Tenneco
                       Automotive France S.A. owns 15%)
                  Walker France Constructeurs S.A.R.L. (France)........................................100
                  Wimetal S.A. (France).................................................................99
                      (Tenneco Automotive France S.A. owns 99%; Tenneco Europe Limited owns 1 share; Walker Limited owns 1 share and 6 affiliated persons own 1 share each)
         The Pullman Company (Delaware)................................................................100
              Autopartes Walker S.A. de C.V.  (Mexico).................................................100
                  Consorcio Terranova S.A. de C.V. (Mexico).............................................99.99
                      (Autopartes Walker S.A. de C.V. owns 99.99%; and Josan
                      Latinamericana S.A. de C.V., an unaffiliated company, owns 0.01%)

                             TENNECO AUTOMOTIVE INC.
                           SUBSIDIARIES AND AFFILIATES


SUBSIDIARIES OF TENNECO AUTOMOTIVE INC. (DELAWARE)
     SUBSIDIARIES OF TENNECO AUTOMOTIVE OPERATING COMPANY INC. (DELAWARE)
         SUBSIDIARIES OF THE PULLMAN COMPANY (DELAWARE)
              SUBSIDIARIES OF AUTOPARTES WALKER S.A. DE C.V. (MEXICO)
                  Monroe-Mexico S.A. de C.V. (Mexico)..................................................100   %
                      Tenneco Automotive Servicios de Mexico, S.A. de C.V. (Mexico)......................0.01
                           (Monroe-Mexico, S.A. de C.V. owns 1 share and Proveedora
                            Walker S. de R.L. de C.V. owns 49,999 shares)
                  Proveedora Walker S. de R.L. de C.V. (Mexico) ........................................99.99
                      (Autopartes Walker S.A. de C.V. owns 99.99% and Pullmex S. de
                       R.L. de C.V. owns .01%)
                      Pullmex S. de R.L. de C.V. (Mexico)................................................0.01
                           (Proveedora Walker S. de R.L. de C.V. owns 0.01% and
                            Autopartes Walker S.A. de C.V. owns 99.99%)
                      Tenneco Automotive Servicios de Mexico, S.A. de C.V. (Mexico).....................99.99
                           (Proveedora Walker S. de R.L. de C.V. owns 49,999 shares and
                            Monroe-Mexico, S.A. de C.V. owns 1 share)
                  Pullmex S. de R.L. de C.V. (Mexico)...................................................99.99
                      (Autopartes Walker S.A. de C.V. owns 99.9% and Proveedora
                       Walker S. de R.L. de   C.V. owns 0.1%)
                      Proveedora Walker S. de R.L. de C.V. (Mexico) .....................................0.01
                           (Pullmex S. de R.L. de C.V. owns 0.01% and Autopartes
                            Walker S.A. de C.V. owns 99.99%)
              Clevite Industries Inc. (Delaware).......................................................100
              Peabody International Corporation (Delaware).............................................100
                  Barasset Corporation (Ohio)..........................................................100
                  Peabody Galion Corporation (Delaware)................................................100
                  Peabody Gordon-Piatt, Inc. (Delaware)................................................100
                  Peabody N.E., Inc. (Delaware)........................................................100
                  Tenneco Automotive China Inc. (Delaware).............................................100
                  Peabody-Myers Corporation (Illinois).................................................100
                  Pullman Canada Ltd. (Canada)..........................................................61
                      (Peabody International Corporation owns 61% and The Pullman
                       Company owns 39%)
              Pullman Canada Ltd. (Canada)..............................................................39
                  (The Pullman Company owns 39% and Peabody International
                   Corporation owns 61%)
              Pullman Standard Inc. (Delaware).........................................................100
              Tenneco Brazil Ltda. (Brazil)............................................................100
                  Tenneco Automotive Brasil Ltda. (Brazil).............................................100
         Thompson and Stammers Dunmow (Number 6) Limited (United Kingdom)..............................100
         Thompson and Stammers Dunmow (Number 7) Limited (United Kingdom)..............................100
         TMC Texas Inc. (Delaware).....................................................................100
         Walker Electronic Silencing Inc. (Delaware)...................................................100
         Walker Europe, Inc. (Delaware)................................................................100

                             TENNECO AUTOMOTIVE INC.
                           SUBSIDIARIES AND AFFILIATES


SUBSIDIARIES OF TENNECO AUTOMOTIVE INC. (DELAWARE)
     SUBSIDIARIES OF TENNECO AUTOMOTIVE OPERATING COMPANY INC. (DELAWARE)
         SUBSIDIARIES OF WALKER EUROPE, INC. (DELAWARE)
              Tenneco Automotive France S.A. (France)..................................................less than 1%
                  (Tenneco International Holding Corp. owns 470,371 shares and 7 affiliated persons own an aggregate of 28 shares)
         Walker Limited (United Kingdom)...............................................................100
                  Gillet Torsmaskiner UK Limited (United Kingdom).......................................50
                  (Walker Limited owns 100 A Ordinary Shares, 50% of total equity; and
                   AB Torsmaskiner, an unaffiliated company, owns 100 B Ordinary
                   Shares, 50% of total equity)
                  Exhaust Systems Technology Limited (United Kingdom)...................................99.99
                      (Gillet Torsmaskiner UK Limited owns 99.99% and Heinrich
                       Gillet GmbH & Co. owns .01%)
              Tenneco Automotive UK Limited (United Kingdom)...........................................100
                  Gillet Exhaust Manufacturing Limited (United Kingdom)................................100
                  Gillet Pressings Cardiff Limited (United Kingdom)....................................100
                  Walker (UK) Limited (United Kingdom).................................................100
                      J.W. Hartley (Motor Trade) Limited (United Kingdom)..............................100
                      Tenneco - Walker (U.K.) Ltd. (United Kingdom)....................................100
              Tenneco Management (Europe) Limited (United Kingdom).....................................100
              Wimetal S. A. (France)...................................................................less than 1%
                  (Walker Limited owns 1 share; Tenneco Europe Limited owns 1 share;
                  Tenneco Automotive France S.A. owns 99% and 6 affiliated persons own 1 share each)
         Walker Manufacturing Company (Delaware).......................................................100
              Ced's Inc. (Illinois)....................................................................100
         Walker Norge A/S (Norway).....................................................................100
     Tenneco Deutschland Holdinggesellschaft mbH (Germany)..............................................99.97
         (Tenneco Automotive Inc. owns 99.97% and Atlas Vermoegensverwaltung, an unaffiliated company, owns 0.03%)
         GILLET Unternehmesverwaltungs GmbH (Germany)..................................................100
              Heinrich Gillet GmbH & Co. KG (Germany)....................................................0.1
                  (GILLET Unternehmesverwaltungs GmbH owns 0.1% and Tenneco
                   Deutschland Holdinggesellschaft mbH owns 99.9%. The
                   subsidiaries of Heinrich Gillet GmbH & Co. KG are listed
                   below.)
         Heinrich Gillet GmbH & Co. KG (Germany)........................................................99.9
              (Tenneco Deutschland Holdinggesellschaft mbH owns 99.9% and
              GILLET Unternehmesverwaltungs GmbH owns 0.1%)
              ELGIRA Montagebetrieb fur Abgasanlagen Rastatt GmbH (Germany).............................50
                  (Heinrich Gillet GmbH & Co. KG owns 50% and an unaffiliated party owns 50%)

                             TENNECO AUTOMOTIVE INC.
                           SUBSIDIARIES AND AFFILIATES

SUBSIDIARIES OF TENNECO AUTOMOTIVE INC. (DELAWARE)
     SUBSIDIARIES OF TENNECO DEUTSCHLAND HOLDINGGESELLSCHAFT MBH (GERMANY)
         SUBSIDIARIES OF HEINRICH GILLET GMBH & CO. KG (GERMANY)
              Exhaust Systems Technology Limited (United Kingdom)........................................0.01 %
                  (Heinrich Gillet GmbH & Co. KG owns 0.01% and Gillet Torsmaskiner
                   UK Limited owns 99.99%)
              Gillet-Abgassysteme Zickau Gmbh (Germany)................................................100
                  Elagest AB (Sweden)...................................................................50
                      (Gillet-Abgassysteme Zickau GmbH owns 50% and an
                       unaffiliated party owns 50%)
              Mastra-Gillet Industria e Comercio Ltda. (Brazil).........................................50
                  (Heinrich Gillet GmbH & Co. KG owns 50% and Mastra Industria e
                   Comercio Ltda., an unaffiliated company, owns 50%)
              Montagewerk Abgastechnik Emden GmbH (Germany).............................................50
                  (Heinrich Gillet GmbH & Co. KG owns 50% and an unaffiliated party owns 50%)
         Tenneco Automotive Deutschland GmbH (Germany).................................................100
         Walker Gillet (Europe) GmbH (Germany).........................................................100

